                                                                    EXHIBIT 24.1



                        POWER OF ATTORNEY AND SIGNATURES



KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Samuel Bloomberg, Jeffrey Stone, and Joseph McGuire, and each of them singly, as his true and lawful attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act any registration statement relating to the Offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act (a "462(b) Registration Statement"), any and all amendments and exhibits to this Registration Statement or any 462(b) Registration Statement, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby or thereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.



In accordance with the requirements of the Securities Act of 1933, this registration statement has been duly signed below by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                         TITLE                                DATE
                     ---------                                         -----                                ----

               /s/ SAMUEL BLOOMBERG                       Director, Chairman of the Board              January 13, 1999
---------------------------------------------------
                  Samuel Bloomberg

                 /s/ JEFFREY STONE                   Director, President, Treasurer and Chief          January 13, 1999
---------------------------------------------------             Operating Officer
                   Jeffrey Stone

                /s/ JOSEPH MCGUIRE                       Vice President and Chief Financial            January 13, 1999
---------------------------------------------------     Officer (Principal Financial Officer
                  Joseph McGuire                         and Principal Accounting Officer)

               /s/ JEFFREY BLOOMBERG                                 Director                          January 13, 1999
---------------------------------------------------
                 Jeffrey Bloomberg

               /s/ MATTHEW BRONFMAN                                  Director                          January 13, 1999
---------------------------------------------------
                 Matthew Bronfman

                /s/ MICHAEL CRONIN                                   Director                          January 13, 1999
---------------------------------------------------
                  Michael Cronin

               /s/ STEVEN FISCHMAN                                   Director                          January 13, 1999
---------------------------------------------------
                 Steven Fischman